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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 9, 2006

                           MTI Technology Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-23418                95-3601802
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

      17595 Cartwright Road, Irvine, California                  92614
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (949) 251-1101


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

              On February 9, 2006, MTI Technology Corporation ("the Company") issued a press release to report its financial results for the quarterly period ended December 31, 2005. A copy of the press release is furnished as Exhibit
99.1 to this report.

              The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

              The Company's external auditors are in the process of performing their final review of the accounting for the Series B transaction. The Company does not expect any material changes to its final financial statements which will be included in its Form 10-Q for the quarterly period ended December 31, 2005.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

        (d)   Exhibits

EXHIBIT
NUMBER        DESCRIPTION
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99.1          Press Release dated February 9, 2006, issued by MTI Technology
              Corporation (furnished pursuant to Item 2.02)

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MTI TECHNOLOGY CORPORATION


Date: February 9, 2006                            /s/ SCOTT POTERACKI
                                                  ------------------------------
                                                  Scott Poteracki
                                                  Executive Vice President and
                                                  Chief Financial Officer